                                          Seeking new opportunities for
                                          investors in a more competitive
                                          utilities environment.



COLONIAL UTILITIES FUND  Annual report

November 30, 1997



[PHOTO]



-------------------------------------------------
  NOT FDIC-                   MAY LOSE VALUE
  INSURED                     NO BANK GUARANTEE
-------------------------------------------------

--------------------------------------------------------------------------------
                       COLONIAL UTILITIES FUND HIGHLIGHTS
                      DECEMBER 1, 1996 - NOVEMBER 30, 1997

INVESTMENT OBJECTIVE: Colonial Utilities Fund seeks current income and long-term growth.

THE FUND IS DESIGNED TO OFFER:
    X  Monthly income
    X  Long-term growth potential
    X  Diversification

PORTFOLIO MANAGER COMMENTARY: "Fund shareholders enjoyed attractive returns over the past year due largely to strong performances by telephone stocks.
As deregulation of the U.S. utility industry continues and demand for utility services around the world increases, we continue to position the Fund to take advantage of these opportunities."
                                                - John Lennon & Richard Petrino

                      COLONIAL UTILITIES FUND PERFORMANCE

                                             CLASS A        CLASS B      CLASS C
 Inception dates                             3/4/92(1)       5/5/92       8/1/97
--------------------------------------------------------------------------------
 Distributions declared per share            $0.601          $0.483       $0.160
--------------------------------------------------------------------------------
 30-day SEC yields on 11/30/97(2)              2.94%           2.36%        2.31%
--------------------------------------------------------------------------------
 12-month total returns, assuming             23.26%          22.36%       12.12%(3)
 reinvestment of all distributions
 and no sales charge or contingent
 deferred sales charge (CDSC)
--------------------------------------------------------------------------------
 Net asset value per share on 11/30/97      $18.06           $18.06      $18.06

 1  Date of adoption of the Fund's current investment policies.

 2 Reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

 3  Return is cumulative since inception on August 1, 1997.


TOP FIVE HOLDINGS                          SECTOR BREAKDOWN
(as of 11/30/97)                           (as of 11/30/97)
-------------------------------------      -------------------------------------
1. Bell Atlantic Corp..........6.88%       Common & Convertible Stocks
2. SBC Communications, Inc.....5.22%        Electric.......................40.5%
3. Ameritech Corp..............4.95%        Telephone......................34.3%
4. BellSouth Corp..............4.92%        Natural Gas....................13.4%
5. FPL Group, Inc..............4.81%       Non-utility Stocks...............1.7%
                                           Preferred Stocks.................8.0%
                                           Net Cash & Equivalents...........2.1%








Holdings and sector breakdowns are calculated as a percent of unaudited total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or maintain these sector weightings in the future. Industry sectors in the following financial statements are based upon the standard industrial classification (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

Long-term Treasury rates dropped from the beginning of your Fund's fiscal year to the end. Since utility stock prices generally rise when interest rates fall, this was good news for the Fund. Interest rates on the 30-year Treasury began at 6.35% in December and peaked at 7.17% in April, shortly after the Federal Reserve Board raised short-term interest rates. Rates gradually declined through the summer and fall, finishing the year at just over 6% on November 30, as economic growth slowed and inflation remained low.

                                    [PHOTO]


In this favorable interest rate environment during the second half of the Fund's fiscal year, natural gas, electric and telephone stocks rose, although the amount of the increases varied. Natural gas stocks increased modestly, while electric and telephone stocks posted especially strong returns. Your Fund provided an attractive total return of 23.26% on Class A shares for the year, due to its sizeable exposure in telephone securities. It significantly outperformed the Dow Jones Utilities Average of 15.23%, which does not include telephone stocks, over the same period.

The Fund moved cautiously into foreign and non-utility issues during the latter part of its fiscal year, after this increased flexibility was approved by the Fund's Trustees. Given the volatility of U.S. and foreign stock markets late in the fiscal year, this caution proved well-founded.

For more information about your Fund, please turn to the Portfolio Manager's Report on the following pages. We thank you for giving us the opportunity to help you meet your financial goals, and we hope to continue serving you in the years to come.

Respectfully,

/S/ Harold W. Cogger
Harold W. Cogger
President
January 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

--------------------------------------------------------------------------------
                                       3

                          PORTFOLIO MANAGEMENT REPORT

JOHN LENNON is vice president of Colonial Management Associates, Inc. and has served as lead portfolio manager of the Fund since 1984. RICHARD PETRINO has been associate portfolio manager of the Fund since 1995. Together, they have more than 35 years experience in professional money management.

DIFFERENT PERFORMANCE IN DIFFERENT SECTORS
In the Fund's 1997 fiscal year, trends in the performance of the major sectors reversed those of the prior year. A year ago, natural gas stocks were the standout performers, while the electric and telephone sectors trailed due to uncertainty about the deregulation of these industries. This year was quite a different story as electric, and particularly telephone, securities demonstrated strong performance.

A BIG YEAR FOR TELEPHONE STOCKS
Federal Communications Commission approval of two large telecommunication mergers, together with some favorable regulatory decisions, fueled strong gains in telephone stocks over the course of the year. These stocks provided a total return of 38.91% over the Fund's fiscal year as measured by the Standard & Poor's Telephone Index. Although these stocks performed well all year, their performance was particularly impressive in November, as turbulence in overseas markets resulted in a flight to quality U.S. investments.

REGULATORY DECISIONS CONTRIBUTE TO GAINS IN ELECTRIC STOCKS
As deregulation efforts moved forward, electric utility stocks also posted solid gains this year, rising 16.70% as measured by the Standard & Poor's Electric Companies Index. In several jurisdictions, electric companies appear to be getting fairer treatment from regulators than many investors had expected. This helped stock prices, especially of companies in high cost states like California, Massachusetts and New York. Utilities in these states now have a reasonable opportunity to recover stranded costs, such as investments in generating plants that would not be cost effective in a deregulated market environment.

NATURAL GAS SECTOR LAGS
Natural gas stocks, as measured by the Standard & Poor's Natural Gas Index, provided a total return of 9.65% for the year. Despite this respectable performance, the sector lagged both electric and telephone stocks, after being the leading utilities sector in 1996. The performance of these stocks was inhibited by unfounded concerns of potentially lower natural gas prices and unfulfilled expectations regarding merger activity. We believe these companies remain strong financially and represent attractive values.

OPPORTUNITIES AROUND THE WORLD

Since August, when the Trustees approved the flexibility to invest in foreign markets, we have been deliberately cautious in our non-U.S.

--------------------------------------------------------------------------------
exposure. We have made some investments in European and South American telephone utilities. Our careful entry into foreign markets benefited the Fund in light of the current instability in overseas markets and a flight to quality into U.S. utilities.

In August, we also gained the ability to hold some non-utility stocks in the Fund. Again, we have moved slowly given the recent volatility in the U.S. market and the strong performance of utilities during that time.

IN THE CURRENT UTILITIES ENVIRONMENT, EXPERIENCE COUNTS
Deregulation is changing the way all utilities are doing business, resulting in mergers and other opportunities in newly competitive U.S. and foreign markets. In addition to the large mergers in the telephone sector, the year also saw several electric and natural gas utilities merge both along and across energy lines. We expect to see more mergers and financial restructurings in the future, as many utilities respond to the challenges of a newly competitive marketplace. In this markedly different utilities environment, our experience and ability is even more important when it comes to selecting companies we believe should prosper.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               COLONIAL UTILITIES FUND INVESTMENT PERFORMANCE VS.
      THE DOW JONES UTILITIES AVERAGE AND THE STANDARD & POOR'S 500 INDEX
               Change in Value of $10,000 from 3/31/92 - 11/30/97
                    Based on NAV and POP for Class A Shares


                          [PERFORMANCE CHART OMITTED]

                              3/92                 11/97
STANDARD & POOR'S  500      $10,000               $27,287
NAV                         $10,000               $19,538
POP                         $10,000               $18,610
DOW JONES UTILITIES         $10,000               $17,472

----------------------------------------------------------------------------------------------
                  Label               A                B                   C           D
----------------------------------------------------------------------------------------------
  Label      Hypothetical Inv
----------------------------------------------------------------------------------------------
         1                      S&P 500 Month     Dow Jones Util         NAV          POP
----------------------------------------------------------------------------------------------
         2
----------------------------------------------------------------------------------------------
         3      3/31/92            10000              10000              10000            9525
----------------------------------------------------------------------------------------------
         4                         10293              10287        10204.21973     9719.519531
----------------------------------------------------------------------------------------------
         5                         10344              10467        10443.32422     9947.266602
----------------------------------------------------------------------------------------------
         6                         10190              10436         10531.8584     10031.59473
----------------------------------------------------------------------------------------------
         7                         10606              11169        11084.16309     10557.66504
----------------------------------------------------------------------------------------------
         8                         10389              10912        11064.79883      10539.2207
----------------------------------------------------------------------------------------------
         9                         10511              11066        11130.51953     10601.82031
----------------------------------------------------------------------------------------------
        10                         10547              11071        11136.96484     10607.95898
----------------------------------------------------------------------------------------------
        11                         10905              11061        11126.11816     10597.62793
----------------------------------------------------------------------------------------------
        12                         11039              11255        11406.69922     10864.88086
----------------------------------------------------------------------------------------------
        13                         11131              11562        11618.47949     11066.60156
----------------------------------------------------------------------------------------------
        14                         11283              12325        12212.87207     11632.76074
----------------------------------------------------------------------------------------------
        15                         11521              12472        12306.49414     11721.93555
----------------------------------------------------------------------------------------------
        16                         11243              12385        12277.77246     11694.57813
----------------------------------------------------------------------------------------------
        17                         11543              12403        12257.98145     11675.72754
----------------------------------------------------------------------------------------------
        18                         11576              12811        12607.62891      12008.7666
----------------------------------------------------------------------------------------------
        19                         11530              13116        12835.02637      12225.3623
----------------------------------------------------------------------------------------------
        20                         11966              13524        13160.96777     12535.82227
----------------------------------------------------------------------------------------------
        21                         11874              13247         13043.2998     12423.74316
----------------------------------------------------------------------------------------------
        22                         12120              12793        12856.20801     12245.53809
----------------------------------------------------------------------------------------------
        23                         12004              12049        12261.08984     11678.68848
----------------------------------------------------------------------------------------------
        24                         12149              12338        12468.05664     11875.82422
----------------------------------------------------------------------------------------------
        25                         12562              12181        12265.85156     11683.22363
----------------------------------------------------------------------------------------------
        26                         12221              11416        11697.21875     11141.60059
----------------------------------------------------------------------------------------------
        27                         11690              10722        11382.06641     10841.41797
----------------------------------------------------------------------------------------------
        28                         11839              10911        11635.14063     11082.47168
----------------------------------------------------------------------------------------------
        29                         12033              10263        11141.65918     10612.43066
----------------------------------------------------------------------------------------------
        30                         11738               9846        10886.61914     10369.50488
----------------------------------------------------------------------------------------------
        31                         12124              10380        11290.28223     10753.99414
----------------------------------------------------------------------------------------------
        32                         12619              10616        11324.41113     10786.50195
----------------------------------------------------------------------------------------------
        33                         12311              10262        11038.96582     10514.61523
----------------------------------------------------------------------------------------------
        34                         12587              10279        11185.84082     10654.51367
----------------------------------------------------------------------------------------------
        35                         12129              10259        11152.64648     10622.89551
----------------------------------------------------------------------------------------------
        36                         12309              10452        11182.38965     10651.22656
----------------------------------------------------------------------------------------------
        37                         12628              11142        11911.96191     11346.14355
----------------------------------------------------------------------------------------------
        38                         13120              11265        11982.83008     11413.64551
----------------------------------------------------------------------------------------------
        39                         13506              10975        11887.67285     11323.00879
----------------------------------------------------------------------------------------------
        40                         13904              11405        12132.17969     11555.90137
----------------------------------------------------------------------------------------------
        41                         14458              12188        12679.48926     12077.21387
----------------------------------------------------------------------------------------------
        42                         14794              12014        12720.91895     12116.67578
----------------------------------------------------------------------------------------------
        43                         15284              12149        12801.62109     12193.54395
----------------------------------------------------------------------------------------------
        44                         15322              12121        13099.65625     12477.42285
----------------------------------------------------------------------------------------------
        45                         15968              12915        13824.13184     13167.48535
----------------------------------------------------------------------------------------------
        46                         15911              12960        14124.40137     13453.49219
----------------------------------------------------------------------------------------------
        47                         16609              13128        14375.15918     13692.33887
----------------------------------------------------------------------------------------------
        48                         16929              13795        15068.47363      14352.7207
----------------------------------------------------------------------------------------------
        49                         17505              14161        15359.14648     14629.58691
----------------------------------------------------------------------------------------------
        50                         17667              13530        14986.22852     14274.38281
----------------------------------------------------------------------------------------------
        51                         17838              13203        14834.71681      4130.06738
----------------------------------------------------------------------------------------------
        52                         18100              13070        14673.29981     3976.31836
----------------------------------------------------------------------------------------------
        53                         18566              13140        14693.50977     13995.56836
----------------------------------------------------------------------------------------------
        54                         18637              13876        15246.09375      14521.9043
----------------------------------------------------------------------------------------------
        55                         17814              12952        14650.59571     13954.69238
----------------------------------------------------------------------------------------------
        56                         18190              13615        14723.25684     14023.90234
----------------------------------------------------------------------------------------------
        57                         19213              13845        14753.00781     14052.24023
----------------------------------------------------------------------------------------------
        58                         19743              14509        15352.45117     14623.20996
----------------------------------------------------------------------------------------------
        59                         21234              15163        15851.17969     15098.24902
----------------------------------------------------------------------------------------------
        60                         20813              15050        15975.49902     15216.66309
----------------------------------------------------------------------------------------------
        61                         22113              15074        16310.53906     15535.78809
----------------------------------------------------------------------------------------------
        62                         22287              14815        16594.38477     15806.15137
----------------------------------------------------------------------------------------------
        63                         21373              14325        15974.38965     15215.60645
----------------------------------------------------------------------------------------------
        64                         22647              14217        16099.50293     15334.77637
----------------------------------------------------------------------------------------------
        65                         24032              14675        16650.75391     15859.84277
----------------------------------------------------------------------------------------------
        66                         25100              15044        17138.89063     16324.79297
----------------------------------------------------------------------------------------------
        67                         27097              15650        17383.83984     16558.10742
----------------------------------------------------------------------------------------------
        68                         25580              15493        16987.24219     16180.34863
----------------------------------------------------------------------------------------------
        69                         26980              15986        17876.00391     17026.89453
----------------------------------------------------------------------------------------------
        70                         26080              16301        17962.69922      17109.4707
----------------------------------------------------------------------------------------------
        71     11/30/97            27287              17472        19537.80664     18609.76172
----------------------------------------------------------------------------------------------


A $10,000 investment in Class B shares made on May 5, 1992 (inception), at net asset value (NAV), would have grown to $18,292 on November 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would be valued at $18,192 on November 30, 1997. A $10,000 investment in Class C shares on August 1, 1997 (inception), at NAV, would have grown to $11,212 on November 30, 1997. The same investment after deducting the applicable CDSC would be valued at $11,112. The Dow Jones Utilities Average and the Standard & Poor's 500 Index are two unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11/30/97
--------------------------------------------------------------------------------
                       CLASS A SHARES      CLASS B SHARES    CLASS C SHARES(1)

INCEPTION                  3/4/92(2)           5/5/92             8/1/97
--------------------------------------------------------------------------------
                       NAV       POP       NAV      W/CDSC   NAV        W/CDSC
--------------------------------------------------------------------------------
1 YEAR                 23.26%    17.40%    22.36%   17.36%      --        --
--------------------------------------------------------------------------------
5 YEARS                11.92     10.84     11.10    10.84       --        --
--------------------------------------------------------------------------------
10 YEARS               12.79     12.25        --       --       --        --
--------------------------------------------------------------------------------
SINCE INCEPTION        12.40     11.46     11.43    11.32    12.12%     11.12%
--------------------------------------------------------------------------------

(1) Class C share performance shown is cumulative since inception on 8/1/97.

(2) Change in investment policies.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years and 1% since inception for Class B shares, and 1% since inception for Class C shares.


--------------------------------------------------------------------------------


                                      INVESTMENT PORTFOLIO
                                NOVEMBER 30, 1997 (IN THOUSANDS)

         COMMON STOCKS & CONVERTIBLES - 89.9%              COUNTRY   SHARES          VALUE
         ------------------------------------------------------------------------------------
         FINANCE, INSURANCE & REAL ESTATE - 0.8%
          DEPOSITORY INSTITUTIONS
          First Union Corp.                                             175          $  8,531
                                                                                     --------

         ....................................................................................
         MANUFACTURING - 0.8%
          COMMUNICATIONS EQUIPMENT - 0.6%
          Harris Corp.                                                   50             2,372
          Lucent Technologies, Inc.                                      50             4,006
                                                                                     --------
                                                                                        6,378
                                                                                     --------

          MACHINERY & COMPUTER EQUIPMENT - 0.2%
          Timken Co.                                                     50             1,772
                                                                                     --------

         ....................................................................................
         TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
         GAS & SANITARY  SERVICES - 88.3%
          COMMUNICATIONS - 34.3%
          Ameritech Corp.                                               650            50,091
          Bell Atlantic Corp.                                           780            69,615
          BellSouth Corp.                                               910            49,822
          Citizens Utilities Co., 5% Convertible Preferred              100             4,787
          Frontier Corp.                                                350             8,575
          GTE Corp.                                                     775            39,186
          Hellenic Telecommunication Organization S.A.     Gr           250             4,919
          MATAV ADR                                        Hg            40               810
          SBC Communications, Inc.                                      725            52,789
          Telecom Italia Spa ADR                           It           150             9,319
          Telecomunicacoes Brasileiras S/A ADR             Bz            83             8,663
          Telefonica de Espana ADR                         Sp           110             9,515
          US West Communications Group                                  700            31,631
          Worldcom, Inc.                                                200             6,400
                                                                                     --------
                                                                                      347,390
                                                                                     --------
          ELECTRIC SERVICES - 40.6%
          American Electric Power Co., Inc.                             150             7,434
          Boston Edison Co.                                             150             5,250
          Cinergy Corp.                                                 950            33,844
          DPL, Inc.                                                    1400            36,750
          DTE Energy Co.                                                700            22,969
          Duke Energy Corp.                                             400            20,800
          Eastern Utilities Associates                                  125             2,998
          Edison International                                          750            20,109
          Entergy Corp.                                                 150             3,900
          FirstEnergy Corp.                                             200             5,400
          FPL Group, Inc.                                               870            48,666
          GPU, Inc.                                                    1000            39,500
          Houston Industries, Inc.                                      679            16,093


                     Investment Portfolio/November 30, 1997
         -----------------------------------------------------------------------------------
         COMMON STOCKS & CONVERTIBLES - CONT.              COUNTRY   SHARES          VALUE
         -----------------------------------------------------------------------------------
         TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
         GAS & SANITARY  SERVICES - CONT.
          ELECTRIC SERVICES - CONT.
          IES Industries, Inc.                                          250         $  8,766
          Kansas City Power & Light Co.                                 700           20,125
          Long Island Lighting Co.                                      300            8,100
          MidAmerican Energy Co.                                        100            1,994
          New Century Energies, Inc.                                    550           24,337
          PacifiCorp.                                                   950           22,147
          Public Service Enterprise Group, Inc.                         100            2,919
          Rochester Gas & Electric Corp.                                 50            1,375
          Sierra Pacific Resources                                      275            9,316
          Southern Co.                                                  600           14,400
          Texas Utilities Co.                                           700           28,000
          Utilicorp United, Inc.                                        150            5,128
                                                                                    --------
                                                                                     410,320
                                                                                    --------

          GAS SERVICES - 13.4%
          Enron Corp.                                                   418           16,180
          MCN Energy Group, Inc.                                        875           33,414
          MCN Energy Group, Inc., PRIDES, 8.75%                          35            1,173
          MDU Resources Group, Inc.                                     175            5,239
          Pacific Enterprises                                           400           14,150
          Peoples Energy Corp.                                          150            5,494
          UGI Corp.                                                     450           12,459
          Williams Cos., Inc.                                           800           42,750
          Williams Cos., Inc., $3.50 Convertible Preferred               37            4,635
                                                                                    --------
                                                                                     135,494
                                                                                    --------
          TELECOMMUNICATIONS - 0.1%
          Telestra Corp. Part Paid ADS                      Au           34            1,268
                                                                                    --------

         TOTAL COMMON STOCKS & CONVERTIBLES
          (cost of $658,142)                                                         909,885
                                                                                    --------

         PREFERRED STOCKS - 6.7%
         -----------------------------------------------------------------------------------
         TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
         GAS & SANITARY  SERVICES
          ELECTRIC SERVICES - 5.7%
          Arizona Public Servic Co., $1.8125 Series W                   180            4,590
          Baltimore Gas & Electric Co.,
             6.75%, Series 1987                                          27            2,824
          Boston Edison Co., 7.75%                                      100            2,512
          Commonwealth Edison Co., 7.24%                                 52            5,235
          Detroit Edison Co., 7.74%                                     100            2,537
          Boston Edison Co., 7.75%                                      100            2,512
          Commonwealth Edison Co., 7.24%                                 52            5,235
          Detroit Edison Co., 7.74%                                     100            2,537


                              Investment Portfolio/November 30, 1997
         ------------------------------------------------------------------------------------
          Entergy Arkansas, Inc.:
                        7.80%                                            10         $  1,033
                        7.88%                                             9              904
          Entergy Gulf States Utilities:
                        7.56%                                            18            1,863
                        8.80%                                            15            1,519
          Entergy Louisiana, Inc., 8.00%                                 30              780
          Jersey Central Power & Light Co.,
             7.88%, Series E                                             15            1,545
          Northern Indiana Public Service Co., 7.44%                      9              909
          Ohio Edison Co., 7.75%                                        240            6,090
          Pennsylvania Power Co., 7.75%                                  15            1,500
          PSI Energy, Inc., 7.44%                                       235            5,904
          TU Electric Capital, TOPRS, 8.25%                             680           17,510
                                                                                    --------
                                                                                      57,256
                                                                                    --------

          GAS SERVICES - 1.0%
          Enron Corp., MIPS, 8.00%                                      400           10,025
          Pacific Enterprises, $4.50                                      4              307
                                                                                    --------
                                                                                      10,332
                                                                                    --------


         TOTAL PREFERRED STOCKS (cost of $67,415)                                     68,760
                                                                                    --------

         ADJUSTABLE RATE PREFERRED STOCKS - 1.3%
         -----------------------------------------------------------------------------------
         TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
         GAS & SANITARY  SERVICES - 1.3%
          ELECTRIC SERVICES - 0.9%
          Cleveland Electric Illuminating Co., Series L, 7.00%           65            6,240
          Entergy Gulf States Utilities, Series A, 7.70%                 17            1,662
          Toledo Edison Co., Series A, 7.00%                             40              947
                                                                                    --------
                                                                                       8,849
                                                                                    --------

          GAS SERVICES - 0.4%
          Enserch Corp., Series E, 7.00%                                 48            4,770
                                                                                    --------


         TOTAL ADJUSTABLE RATE PREFERRED STOCKS                                       13,619
          (cost of $13,131)                                                         --------


         TOTAL INVESTMENTS - 97.9% (cost of $738,688)(a)                             991,092
                                                                                    --------

         SHORT-TERM OBLIGATIONS - 2.1%                                  PAR
         -----------------------------------------------------------------------------------
         Repurchase agreement with ABN Amro Chicago Corp., dated 11/28/97, due
         12/01/97 at 5.73% collateralized by U.S. Treasury notes and bills with various maturities to 2000,
         market value $21,295 (repurchase proceeds $20,842)      $    20,832          20,832
                                                                                    --------


                              Investment Portfolio/November 30, 1997
         ------------------------------------------------------------------------------------

         OTHER ASSETS & LIABILITIES, NET - 0.0%                                          (92)
         -----------------------------------------------------------------------------------
         NET ASSETS - 100.0%                                                      $1,011,832
                                                                                  ----------

         NOTES TO INVESTMENT PORTFOLIO:
         ----------------------------------------------------------------------------------
          (a) Cost for federal income tax purposes is the same.


         Summary of Securities by Country             Country          Value      % of Total
         -----------------------------------------------------------------------------------
         United States                                                $956,598          96.5
         Spain                                         Sp                9,515           1.0
         Italy                                         It                9,319           0.9
         Brazil                                        Bz                8,663           0.9
         Greece                                        Gr                4,919           0.5
         Australia                                     Au                1,268           0.1
         Hungary                                       Hg                  810           0.1
                                                                      --------         -----
                                                                      $991,092         100.0
                                                                      --------         -----

         Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

         ACRONYM                         NAME
         -------                         ----
          TOPRS               Trust Originated Preferred Redeemable Stock
          MIPS                Monthly Income Preferred Stock
          PRIDES              Preferred Redeemable Increased Dividend Equity Securities
          ADR                 American Depositary Receipt
          ADS                 American Depositary Shares


See notes to financial statements

                        STATEMENT OF ASSETS & LIABILITIES
                                NOVEMBER 30, 1997

          (in thousands except for per share amounts and footnotes)
          ASSETS
          Investments at value (cost $738,688)                            $  991,092
          Short-term obligations                                              20,832
                                                                          ----------
                                                                           1,011,924
          Receivable for:
            Dividends                                          $3,316
            Investments sold                                      730
            Fund shares sold                                      221
            Interest                                               10
            Other                                                  32          4,309
                                                               ------     ----------
              Total Assets                                                 1,016,233

          LIABILITIES
          Payable for:
            Fund shares repurchased                             1,825
            Distributions                                       2,426
          Accrued:
            Deferred Trustees fee                                  13
          Other                                                   137
                                                               ------
              Total Liabilities                                                4,401
                                                                          ----------

          NET ASSETS                                                      $1,011,832
                                                                          ----------

          Net asset value & redemption price per share -
          Class A ($327,564/18,140)                                       $    18.06
                                                                          ----------
          Maximum offering price per share - Class A
          ($18.06/0.9525)                                                 $    18.96(a)
                                                                          ----------
          Net asset value & offering price per share -
          Class B ($683,716/37,863)                                       $    18.06(b)
                                                                          ----------
          Net asset value & offering price per share -
          Class C ($552/30)                                               $    18.06(b)
                                                                          ----------

          COMPOSITION OF NET ASSETS
          Capital paid in                                                 $  815,209
          Undistributed net investment income                                    910
          Accumulated net realized loss                                      (56,691)
          Net unrealized appreciation                                        252,404
                                                                         -----------
                                                                         $ 1,011,832
                                                                         -----------


          (a) On sales of $50,000 or more the offering price is reduced.
          (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

          See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997

          (in thousands)
          INVESTMENT INCOME
          Dividends                                                             $ 49,108
          Interest                                                                   394
                                                                                --------
                                                                                  49,502
          EXPENSES
          Management fee                                      $ 6,459
          Service fee                                           2,499
          Distribution fee - Class B                            5,047
          Distribution fee - Class C                                1
          Transfer agent                                        2,463
          Bookkeeping fee                                         356
          Registration fee                                         53
          Custodian fee                                            32
          Audit fee                                                42
          Trustees fee                                             62
          Reports to shareholders                                  31
          Legal fee                                                 8
          Other                                                    83
                                                              -------
                                                               17,136
          Interest expense                                          3             17,139
                                                              -------           --------
                 Net Investment Income                                            32,363
                                                                                --------

          NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
          Net realized gain (loss) on:
           Investments                                         52,105
           Foreign currency transactions                           (5)
                                                              -------
                 Net Realized Gain                                                52,100

          Change in net unrealized appreciation
             during the period                                                   116,509
                                                                                --------
                 Net Gain                                                        168,609
                                                                                --------
          Increase in Net Assets from Operations                                $200,972
                                                                                --------


          See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                             Year ended November 30
                                                     ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                       1997 (a)                1996
Operations:
Net investment income                                $    32,363           $    42,162
Net realized gain                                         52,100                13,770
Net unrealized appreciation                              116,509                48,040
                                                     -----------           -----------
    Net Increase from Operations                         200,972               103,972
Distributions:
From net investment income - Class A                     (12,211)              (15,364)
From net investment income - Class B                     (20,526)              (26,326)
From net investment income - Class C                          (3)                   --
                                                     -----------           -----------
                                                         168,232                62,282
                                                     -----------           -----------
Fund Share Transactions:
Receipts for shares sold - Class A                        61,367                20,947
Value of distributions reinvested - Class A                9,090                11,490
Cost of shares repurchased - Class A                    (145,721)             (104,735)
                                                     -----------           -----------
                                                         (75,264)              (72,298)
                                                     -----------           -----------
Receipts for shares sold - Class B                        16,129                53,077
Value of distributions reinvested - Class B               16,402                20,888
Cost of shares repurchased - Class B                    (191,589)             (207,844)
                                                     -----------           -----------
                                                        (159,058)             (133,879)
                                                     -----------           -----------
Receipts for shares sold - Class C                           644                    --
Value of distributions reinvested - Class C                    2                    --
Cost of shares repurchased - Class C                        (131)                   --
                                                     -----------           -----------
                                                             515                    --
                                                     -----------           -----------
Net Decrease from Fund
  Share Transactions                                    (233,807)             (206,177)
                                                     -----------           -----------
        Total Decrease                                   (65,575)             (143,895)

NET ASSETS
Beginning of period                                    1,077,407             1,221,302
                                                     -----------           -----------
End of period (including undistributed
  net investment income of $910 and
  $1,273, respectively)                              $ 1,011,832           $ 1,077,407
                                                     -----------           -----------

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                           Year ended November 30
                                                        ----------------------------
          NUMBER OF FUND SHARES                                1997 (a)        1996
          Sold - Class A                                        3,770         1,421
          Issued for distributions reinvested - Class A           575           784
          Repurchased - Class A                                (9,114)       (7,147)
                                                              -------       --------
                                                               (4,769)       (4,942)
                                                              -------       --------
          Sold - Class B                                        1,024         3,596
          Issued for distributions reinvested - Class B         1,038         1,425
          Repurchased - Class B                               (12,139)      (14,191)
                                                              -------       --------
                                                              (10,077)       (9,170)
                                                              -------       --------
          Sold - Class C                                           38             --
          Issued for distributions reinvested - Class C            (b)            --
          Repurchased - Class C                                    (8)            --
                                                              -------       --------
                                                                   30             --
                                                              -------       --------


(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Utilities Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

                Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

               Average Net Assets            Annual Fee Rate
               ------------------            ---------------
                First $1 billion                  0.65%
                Over $1 billion                   0.60%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

               Average Net Assets            Annual Fee Rate
               ------------------            ---------------
               First $50 million                No charge
               Next $950 million                 0.035%
               Next $1 billion                   0.025%
               Next $1 billion                   0.015%
               Over $3 billion                   0.001%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended November 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $19,378 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,450,616 and $495 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution

                 Notes to Financial Statements/November 30, 1997
-------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

INVESTMENT ACTIVITY: For the year ended November 30, 1997, purchases and sales of investments, other than short-term obligations, were $72,570,580 and $314,710,254, respectively.

Unrealized appreciation (depreciation) at November 30, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation          $266,550,966
    Gross unrealized depreciation            14,147,457
                                           ------------
         Net unrealized appreciation       $252,403,509
                                           ============


CAPITAL LOSS CARRYFORWARD: At November 30, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                        Year of             Capital loss
                      expiration            carryforward
                      ----------            ------------
                         2002               $35,182,000
                         2003                21,504,000
                                            -----------
                                            $56,686,000
                                            -----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------

prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%.

The average daily loan balance for the year ended November 30, 1997, was $49,315, at a weighted average interest rate of 5.94%. The maximum loan outstanding during the period was $4,000,000.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       Year ended November 30
                                               -------------------------------------
                                                               1997
                                                Class A       Class B       Class C (a)
                                               ---------     ---------     ---------
Net asset value -
 Beginning of period                           $  15.210     $  15.210     $  16.260
                                               ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.599         0.481         0.166
Net realized and
 unrealized gain                                   2.852         2.852         1.794(b)
                                               ---------     ---------     ---------
   Total from Investment
      Operations                                   3.451         3.333         1.960
                                               ---------     ---------     ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.601)       (0.483)       (0.160)
                                               ---------     ---------     ---------
Net asset value -
 End of period                                 $  18.060     $  18.060     $  18.060
                                               ---------     ---------     ---------
Total return (c)                                   23.26%        22.36%        12.12(d)
                                               ---------     ---------     ---------

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (e)                              1.22%         1.97%         1.97(f)
Interest expense                                      --            --            --
Total expenses (e)                                  1.22%         1.97%         1.97(f)
Net investment income (e)                           3.76%         3.01%         2.96(f)
Portfolio turnover                                     7%            7%            7%
Average commission rate (g)                    $  0.0442     $  0.0442     $  0.0442
Net assets at end
 of period (in millions)                       $     327     $     684     $       1

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f)  Annualized.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                  Year ended November 30
-------------------------------------------------------
              1996                        1995
      Class A      Class B        Class A       Class B
      -------      -------        -------       -------
      $14.370      $14.370        $11.720       $11.720
      -------      -------        -------       -------

        0.612        0.502          0.640         0.544

        0.831        0.831          2.659         2.659
      -------      -------        -------       -------

        1.443        1.333          3.299         3.203
      -------      -------        -------       -------

       (0.603)      (0.493)        (0.649)       (0.553)
      -------      -------        -------       -------

      $15.210      $15.210        $14.370       $14.370
      -------      -------        -------       -------
        10.27%        9.45%        (28.90%)      (27.96%)
      -------      -------        -------       -------

         1.20%(b)     1.95%(b)       1.21%(b)      1.96%(b)
           --           --             --            --
         1.20%(b)     1.95%(b)       1.21%(b)      1.96%(b)
         4.16%(b)     3.41%(b)       5.00%(b)      4.25%(b)
            8%           8%             7%            7%
      $0.0484      $0.0484             --            --

      $   348      $   729        $   400       $   821


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

      Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    Year ended November 30
                                                  --------------------------------------------------------
                                                             1994                           1993
                                                   Class A        Class B         Class A          Class B
                                                   -------        -------         -------          -------
Net asset value -
   Beginning of period                            $ 13.600        $ 13.600        $ 12.960        $ 12.960
                                                  --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.681           0.587           0.713           0.612
Net realized and unrealized
   gain (loss)                                      (1.896)         (1.896)          0.616           0.616
                                                  --------        --------        --------        --------
   Total from Investment
      Operations                                    (1.215)         (1.309)          1.329           1.228
                                                  --------        --------        --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.665)         (0.571)         (0.689)         (0.588)
                                                  --------        --------        --------        --------
Net asset value -
   End of period                                  $ 11.720        $ 11.720        $ 13.600        $ 13.600
                                                  --------        --------        --------        --------
Total return (a)                                     (9.04%)         (9.73%)         10.20%           9.42%
                                                  --------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS
Operating expenses                                    1.23%           1.98%           1.19%           1.94%
Interest expense                                        --              --              --              --
Total expenses                                        1.23%           1.98%           1.19%           1.94%
Net investment income                                 5.49%           4.74%           4.92%           4.17%
Portfolio turnover                                      16%             16%              6%              6%
Net assets at end
   of period (in millions)                        $    373        $    744        $    503        $    971



--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the ordinary income distributed by the Fund in the year ended
November 30, 1997 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

          TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
           COLONIAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Utilities Fund (a series of Colonial Trust IV) at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
January 9, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL


BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information  . . . . . . .press [1]

For account information  . . . . . . . . . . . . . . . . . . . . . . . press [2]

To speak to a service representative  . . . . . . . . . . . . . . . . .press [3]

For yield and total return information  . . . . . . . . . . . . . . . .press [4]

For duplicate statements or new supply of checks  . . . . . . . . . . .press [5]

To order duplicate tax forms and year-end statements  . . . . . . . . .press [6]
(February through May)

To review your options at any time during your call   . . . . . . . . .press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)


AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Utilities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



{LIBERTY LOGO]

      LIBERTY FINANCIAL INVESTMENTS, INC. [C] 1998

      Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621



                                                     UF-02/349E-1197  M  (1/98)

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